BUSINESS LEASE

                                       for

                         PDC Innovative Industries, Inc.




         This agreement, entered into this day, October 14, 2002 between

                                  CORAL CENTER


           hereinafter called the LESSOR, party of the first part, and

                         PDC Innovative Industries, Inc.

         of Broward County, Florida, hereinafter called the LESSEE, party of the second part:

         Witnesseth, That the said LESSOR does this day lease unto said LESSEE, and said LESSEE does hire and take as tenant under said LESSOR the space 3838 & 3840 N. W. 126 Ave., Coral Springs, Florida 33065 consisting of approximately 2,000 square feet situated in Broward County, Florida, to be used and occupied by the LESSEE as offices, workshop and storage warehouse and for no other purposes or uses whatsoever, for the term of 24 months beginning the first day of November 2002 and ending on the last day of October 2004 at and for the agreed total rental of $40,800.00 payable as follows: $3,400.00 plus Florida Sales Tax upon execution of this Lease, which payment represents the rental payment for the first and last months of the Lease and monthly payments of $ 1,700.00 plus any costs from the following stipulations and conditions including any applicable sales taxes for the remaining term of the Lease.

         All payments are to be made to the LESSOR on the first day of each and every month in advance without notice or demand at the office of Coral Center Properties, 3041 N. E. 48 St., Lighthouse Point, Florida 33064, or at such place and too such other person, as the LESSOR may from time to time designate in writing.

         The following express stipulations and conditions are made a part of this lease and are hereby assented to by the LESSEE:

         LATE PAYMENTS: If the rent is not received within ten days after the due date, a penalty of ten percent of the month's rent will be assessed by the LESSOR.

         SECURITY DEPOSIT: The LESSEE shall deposit with the LESSOR $1,700.00. This deposit shall be held by the LESSOR as security for the performance by the LESSEE of all the terms, conditions, covenants, promises and agreements of this Lease. In the event of a default by the LESSEE under this Lease, the LESSOR shall not be required to return any part or portion of said security deposit.


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

However, under no circumstances shall the LESSOR be deprived of any other remedy as the law may furnish or as agreed upon in this Lease. In the event that the damages exceed the amount of the security deposit, the LESSOR shall have the right to proceed against the LESSEE to recover the excess amount. In the event that there is no default of any kind by the LESSEE, upon expiration of the full term of this Lease, said security deposit shall be returned by the LESSOR to the LESSEE, less any expense, loss or damage suffered by the LESSOR as a result of any act or omission on the part of the LESSEE, his agents, employees or licensees. When the LESSEE is entitled to the return of the security deposit, the LESSOR shall have 15 days from the date of the expiration of this Lease in which to refund the security deposit. The LESSEE shall not have the right to apply all or any of the deposit as payment for rent.

         PROPERTY TAX AND INSURANCE: The LESSEE shall pay their prorata share of any increases in Property Tax and building insurance over the current levels ($ 39,555.00 Property Tax and $ 7,287.64 insurance). LESSEE'S portion shall be 7.25% of the above. Should the basic insurance rate on the building be increased due to the nature of the LESSEE'S business, the LESSEE shall be responsible for any increases over and above the base rate for the entire building; provided the LESSEE shall not be responsible for any prorata increases due to the nature of other tenant's businesses.

         COST OF LIVING INCREASE: On October 1, 2003 and each year thereafter for this Lease and any renewals or extensions of this Lease the rent shall be calculated as follows:

                The first year's monthly rent multiplied by the CPI for January of the year in question divided by the CPI for January 2002. CPI shall be "The Consumer Price Index for Wage Earners and Clerical Workers" as set forth in the Bureau of Labor Statistics of the United States Government for the United States.

         LOCKS: Any changes in the locks for the leased space must be made through the Landlord with all costs to be paid by the LESSEE. If the locks are found to have been changed without the Landlords permission they will be restored at the LESSEE'S expense.

         UTILITIES: The LESSEE agrees to pay promptly when due all charges for utilities. The cost for normal use of water is included in the rent charge.

         DUMPSTER: The LESSEE will be billed for their prorata share of the cost of maintaining and dumping the common trash DUMPSTER. If the LESSEE'S use of the DUMPSTER is excessive in the opinion of the LESSOR the added cost will be billed to the LESSEE. (Minimum charge $75 per month)

         ASSIGNMENT: The LESSEE covenants that without the prior written consent of the LESSOR, the term herein demised shall not be assigned or transferred by operation of law or otherwise: and the LESSEE shall not, without the like written consent, let, underlet, permit or suffer to be used by others, the leased premises or any part thereof. LESSOR shall not unreasonably withhold permission.

         LIENS: LESSEE covenants and agrees that it has no power to incur any indebtedness giving a right to a lien of any kind or character upon the right, title and interest of the LESSOR in and to the land covered by this lease, and that no person shall ever be entitled to any lien directly or indirectly derived through or under it or its agents or servants, or because of any act or omission of said LESSEE, which lien shall be superior to the lien of this Lease reserved


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

to the LESSOR upon the leased premises. All persons contracting with said LESSEE, or furnishing materials or labor to said LESSEE or its agents or servants, as well as all persons whosoever, shall be bound by this provision of this Lease. Should any such lien be filed, LESSEE shall discharge the same by paying the same or by filing a bond or otherwise as permitted by law.

         INDEMNIFICATION AGAINST COSTS AND CHARGES: In the event the LESSOR is compelled to incur any expense in collecting any sum of money due under this Lease for rent or otherwise, or in the event suit shall be brought by the LESSOR for the purpose of evicting the LESSEE from the leased premises, or if suit be brought by the LESSOR for the purpose of compelling the payment of any other sum which should be paid by the LESSEE under the terms hereof, or for the purpose of enforcing performance by the LESSEE of any of the several agreements, conditions and covenants contained herein, the LESSEE covenants and agrees to pay to LESSOR all expenses and costs of litigation, including a reasonable attorney's fee for LESSOR'S attorney, provided such suit terminates in favor of the LESSOR. Any such sums due under the terms and provisions of this paragraph shall constitute a lien against the interest of the LESSEE in the premises and its property thereon, to the same extent and on the same conditions as rent would constitute a lien upon said premises and property. If such suit terminates in favor of the LESSEE, LESSOR covenants and agrees to pay to LESSEE all expenses and costs of litigation's, including a reasonable attorney's fee for the LESSEE'S attorney.

         INTEREST: Any unpaid amounts due under this Lease shall earn interest at the rate of 1.5% per month.

         INDEMNIFICATION AGAINST CLAIMS: The LESSEE shall indemnify and save harmless the said LESSOR from and against any and all claims, suits, actions, damages, and/or causes of action arising during the term of this Lease for any personal injury, loss of life and/or damage to property sustained in or about the demised premises, or the buildings and improvements thereon or the appurtenances thereto, or upon the adjacent sidewalks and streets, and from and against all costs, counsel fees, expenses and liabilities incurred in and about any such claim, the investigation thereof, or the defense of any action or proceeding brought thereon, and from and against any orders, judgments and/or decrees which may be entered therein.

         POLLUTION: It is understood and agreed that it shall be the responsibility of the LESSEE to comply with all pollution control laws and regulations.

         DEFAULT AND TERMINATION: If the LESSEE shall fail to keep and perform any of the covenants, conditions and agreements herein provided to be performed by said LESSEE, and such default shall continue for a period of 30 days, the LESSOR shall serve upon said LESSEE notice in writing of such default; and if such default shall then continue without being wholly remedied for a period of 10 days after the service of such notice, the LESSOR may at its option without further notice, declare this Lease ended and null and void. Thereupon the LESSOR is authorized to re-enter and repossess the leased premises and the building and improvements thereon, either with or without legal process, and the LESSEE does in such event hereby waive any demand for possession of the leased premises, and agrees to surrender and deliver up said above described premises and property peaceably to said LESSOR. In the event of such forfeiture, the LESSEE shall have no claim whatsoever against the LESSOR by reason of improvements made upon the premises, rents paid, or from any other cause whatsoever. The provisions of this paragraph shall not be construed so as to divest the LESSOR, in the event of such default, of any legal right and remedy which they may have by statutory or common law, enforceable at law or in equity, it being intended that the


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

provisions of this paragraph shall afford to the LESSOR a cumulative remedy in addition too such other remedy or remedies as the law affords lessors when the terms of a lease have been broken by the LESSEE. The LESSEE recognizes the validity and applicability of the summary remedies provided by the statutes of the State of Florida for the protection of landlords and enforcement of landlords' rights.

         INSPECTION OF PREMISES: The LESSEE shall permit the LESSOR or its agents to enter the said demised premises at all reasonable hours, for the purpose of inspecting the leased property, or of making repairs that the LESSEE may neglect or refuse to make in accordance with the agreements, conditions, covenants and terms hereof, and also for the purpose of showing the premises to persons wishing to purchase the same.

         PERFORMANCE OF COVENANTS AND CONDITIONS: Failure of the LESSOR to insist upon the strict performance of any of the covenants, conditions and agreements of this lease in any one or more instance shall not be construed as a waiver or relinquishment in the future of any such covenants, conditions and agreements. LESSEE covenants that no surrender or abandonment of the demised premises or of the remainder of the term herein shall be valid unless accepted by the LESSOR in writing. The LESSOR shall be under no duty to re-let the said premises in the event of an abandonment or surrender or attempted surrender of the leased premises by the LESSEE. Upon the LESSEE'S abandonment or surrender or attempted surrender of the leased premises, the LESSOR shall have the right to re-take possession of the leased premises or any part thereof, and such re-taking of possession shall not constitute an acceptance of the LESSEE'S abandonment or surrender thereof. It is not intended by the provisions of this paragraph to relieve the LESSOR, in the event of such re-taking of possession of the premises, of the duty imposed upon it by law of making a reasonable effort to mitigate damages resulting from default by the LESSEE. The prompt and punctual performance by the LESSEE of the term and provisions of this lease is of the very essence of this agreement.

         BANKRUPTCY OF LESSEE; Should the LESSEE be adjudged bankrupt, or make voluntary assignment for the benefit of creditors, or if a receiver or trustee in bankruptcy be appointed for the property of LESSEE, and such receiver or trustee is not discharged within sixty (60) days after date of appointment, then the LESSOR shall have the right, at its option, of terminating the lease upon giving LESSEE thirty (30) days written notice of LESSOR'S election to exercise said option, and upon the expiration of such period of thirty (30) days this lease shall cease and terminate.

         NOTICE OF NON-PAYMENT OF RENT: Notice to be given for defaults heretofore mentioned by the LESSEE does not refer to non-payment of rent. Should the LESSEE permit the rent to be in arrears and unpaid for thirty (30) days after the same shall become due and payable, then it is mutually agreed and covenanted that in such violation of the lease, the LESSOR may terminate the lease after giving written notice of non-payment of rent for an additional period of ten (10) days.

         DAMAGES, ETC.: It is expressly agreed and understood by and between the parties to this agreement that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

         REMOVAL OF SPECIAL USE FIXTURES; The LESSOR agrees that LESSEE shall have the peaceable possession of the herein demised premises during the term of this lease and that all special use fixtures erected in or attached to the premises by the LESSEE may be removed by the LESSEE at the termination of this lease; provided: (a) the LESSEE shall not then be in default in the performance


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

of any of its agreements herein, (b) that such removal shall not permanently injure the building and if area of removal is restored to LESSOR'S specifications, and (c) that the removal shall be made before the expiration of this lease or any extension thereof.

         PERSONAL PROPERTY; All personal property placed or moved in the premises above described shall be at the risk of the LESSEE or owner thereof, and the LESSOR shall not be liable for any damage to said personal property, or to the LESSEE arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant of the building or any other person whomsoever.

         CONDITION OF PREMISES; LESSEE acknowledges that the premises have been received in thoroughly good order, tenable condition and repair, of which the execution of this lease and taking possession thereunder shall be conclusive evidence and that no representation as to the condition of said premises has been made by the LESSOR, and that no obligation as to the repairing, adding to, or improving said premises has been made by the LESSOR, and no oral arrangements have been entered into in consideration of making this lease, and that said lease contains a full statement of the obligations of both parties hereto.

         FIRE, HURRICANE, CONDEMNATION; There shall in no event attach any liability to or upon the LESSOR herein nor shall it be responsible for any damage caused by water or hurricane or for any other cause to the leased premises or to the personal property in same. In case said premises or building or any part thereof shall be destroyed or so damaged by windstorm, flood, fire or other cause as to be unfit for use, said LESSOR shall have the option to terminate this lease or to repair and rebuild the said premises, remitting the rents hereby reserved or a fair and just proportion thereof, according to the damage sustained, until the said premises are reinstated and made fit for occupancy and use, it being understood that LESSOR shall have a maximum of ninety (90) days to reinstate and make said premises fit for occupancy and use. If the whole or any part of the demised premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose by the exercise of the power of eminent domain, then and in that event the term of this lease shall cease and terminate from the date when possession of the part so taken shall be required for such purpose and without apportionment of the award. The then current rent, however, shall in such case be equitably reduced in direct proportion with the amount of floor space taken. Provided, however, that should the part taken be such as to render the balance of leased property leased unfit for use by the LESSEE, then this lease shall forthwith terminate upon the taking of physical possession by the condemnor.

         GOVERNMENT; UNDERWRITERS; COMPLIANCE; The tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations, and requirements of Federal, State and City Government and of any and all their departments and bureaus applicable to said premises, for the corrections, prevention, and abatement of nuisances or other grievances in, upon, or connected with said premises during said term: and shall also promptly comply with and execute all rules, orders, and regulations of the Southern Underwriters Association for the prevention of fires, at tenant's own cost and expense.

         NO JANITOR SERVICE; It is further understood and agreed by and between the parties hereto that the LESSOR shall not be required to furnish any janitor services to or for the premises.

         CHARGES; It is understood and agreed between the parties hereto that any charges against the LESSEE by the LESSOR for services or for work done on the premises by order of the LESSEE or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

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

         MAINTAIN PREMISES; LESSEE hereby accepts the premises in the condition they are in at the beginning of this lease , and agree to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said LESSOR immediately upon demand any damage to plumbing, electrical, air-conditioning, other equipment, other fixtures, or of the building, caused by any act or neglect of LESSEE, or of any person or persons in the employ or under the control of LESSEE. The LESSEE shall be responsible for all maintenance and repair of the air conditioning, exterior doors, garage doors, electrical wiring, lights, emergency lighting, windows and toilets. The LESSEE at its own expense shall at all times keep the paved area located in front and to the rear of the leased premises broom clean and free of encumbrances, merchandise, dirt, trash and rubbish. There will be no outside storage, permanent or temporary. In the event that this condition is violated, LESSEE agrees that the LESSOR is to have the right to have any such supplies or equipment taken away and stored at a location of the LESSOR'S choice at the cost of the LESSEE and with no liability to the LESSOR. No parking will be permitted on the landscaped areas or grass.

         LEASEHOLD IMPROVEMENTS: Any leasehold improvements made by the LESSEE, including air conditioning shall become the property of the LESSOR at the termination of this Lease. No leasehold improvements shall be removed from this property without prior written approval from the LESSOR. For the purposes herein, leasehold improvements shall not include movable office furniture, equipment, records, stored goods or any other items not attached to the building.

         NO RECORDING; This lease shall not be recorded by the LESSEE and if it is recorded it shall be considered null and void and shall not constitute notice to third parties, but such recording shall not relieve the LESSEE, its successors and assigns, of any obligation hereunto.

         NOTICE; It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased thereunder shall constitute sufficient notice to the LESSEE and written notice mailed or delivered to the office of the LESSOR shall constitute sufficient notice to the LESSOR, to comply with the terms of this contract.

         ACCELERATION; If LESSEE shall fail to pay any month's installment of rent for a period of thirty (30) day after the same becomes due and payable then all the installments of rent for the whole term hereof shall, at the option of the LESSOR, or its assigns become due and payable upon the expiration of mailing of ten (10) days written notice of acceleration if the delinquent rent is not received by the LESSOR during said ten (10) day period.

         TIME IS OF THE ESSENCE; Time of performance by the LESSEE of each and every foregoing provision and covenant herein contained is and shall be forever construed as of the very essence of this lease. This lease shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns, respectively.

         TENANT CAPITAL IMPROVEMENTS; LESSOR shall at its own expense make the following improvements to the said premises:


To Be Determined


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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.


Signed, Sealed and                              Lessor:

Delivered in the                         By: /s/ Elizabeth Hughes
                                         ---------------------------------------
                                         Elizabeth Hughes, Property Manager
Presence of:                             Coral Center

_________________________                Lessee:


                                         By: /s/ Sandra Sowers
                                         ---------------------------------------
_________________________                PDC Innovative Industries, Inc.
                                         Sandra Sowers, President

                                         By: /s/ Michael C. Hiler
                                         ---------------------------------------
                                         PDC Innovative Industries, Inc.
                                         Michael C. Hiler, C. E. O.